UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2022

T2 BIOSYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36571	20-4827488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

101 Hartwell Avenue, Lexington, Massachusetts 02421

(Address of principal executive offices, including Zip Code)

(781) 761-4646

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	TTOO	The Nasdaq Stock Market LLC
(Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Amendment No. 1 to the Current Report on Form 8-K amends Item 1.01 of the Current Report on Form 8-K filed on April 1, 2022 (the “Original Form 8-K”) solely to correct a typographical error in the description of the amount of funding being provided to T2 Biosystems, Inc., a Delaware corporation (the “Company”) by the Biomedical Advanced Research and Development Authority (“BARDA”) under Option 2B of the existing multiple-year cost-share contract between BARDA and the Company (the “BARDA Contract”). The Original Form 8-K incorrectly stated the amount as $44 million. The correct amount is $4.4. million. No other changes have been made to the Original Form 8-K.

Item 1.01.	Entry into a Material Definitive Agreement.

On March 31, 2022, the Company announced that BARDA, part of the Office of the Assistant Secretary for Preparedness and Response at the U.S. Department of Health and Human Services, has exercised Option 2B under the BARDA Contract and is providing an additional $4.4 million in funding to the Company. The total potential BARDA funding if all contract options are exercised is $69.0 million. The additional funding under Option 2B will be used to advance the U.S. clinical trials for the T2Biothreat® Panel and T2Resistance® Panel, and to advance the development of the Company’s comprehensive panel for the detection of bloodstream infections and antimicrobial resistance and next-generation instrument.

The option exercise occurred simultaneously on March 31, 2022 with a modification to the BARDA Contract (the “Modification”) to make immaterial changes to, among other things, the statement of work. The Modification does not change the overall total potential value of the BARDA Contract.

The foregoing summary is qualified in its entirety by reference to the Modification, a copy of which will be attached as an exhibit to the Company’s Quarterly Report on Form 10-Q for the period ending March 31, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2022	T2 BIOSYSTEMS, INC.

	By:	/s/ John Sprague
John Sprague
Chief Financial Officer